SUPPLEMENT TO THE

STATEMENT OF ADDITIONAL INFORMATION

OF

WELLS FARGO ADVANTAGE INTERNATIONAL VALUE FUND

(the “Fund”)

At a meeting held On November 6-7, 2012, the Board of Trustees of Wells Fargo Funds Trust (the “Trust”) appointed Jeremy DePalma as Treasurer of the Fund effective November 7, 2012. As a result, the Officer's table in the “Management – Trustees and Officers” section is updated to include the following:

Name and Age	Position Held With Registrant/Length of Service	Principal Occupation(s) During Past 5 Years
Jeremy DePalma (Born 1974)	Treasurer, since 2012

Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund

Reporting and Control Team within Fund Administration from 2005 to 2010.

Nancy Wiser will continue to act as Treasurer for the remaining Funds in this Statement of Additional Information.

November 7, 2012